SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4100

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2005


                                       FH


                          By: /s/ Paul Galli
                              ------------------------------
                          Name:   Paul Galli
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2005


                             Payment Date: 03/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        53,357,166.39    2.920000%     1,831,453.93    129,835.77    1,961,289.70       0.00       0.00
                        1AI        53,357,166.39    0.800067%             0.00     35,574.40       35,574.40       0.00       0.00
                        2A1        71,787,281.49    3.020000%     2,661,173.15    180,664.66    2,841,837.81       0.00       0.00
                        2AI        71,787,281.49    0.841536%             0.00     50,342.99       50,342.99       0.00       0.00
Residual                2AR                 0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        3A1        11,166,592.12    3.320000%     1,981,870.86     30,894.24    2,012,765.10       0.00       0.00
                        3AI        11,166,592.12    0.651709%             0.00      6,064.48        6,064.48       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             BIO         4,958,000.00    0.438456%             0.00      1,811.56        1,811.56       0.00       0.00
                        B1          3,005,000.00    3.200000%        10,489.39      8,013.33       18,502.72       0.00       0.00
                        B2          1,953,000.00    3.650000%         6,817.23      5,940.38       12,757.60       0.00       0.00
                        B3          1,427,000.00    3.815715%         4,981.15      4,537.52        9,518.67       0.00       0.00
                        B4            450,000.00    3.815715%         1,570.79      1,430.89        3,001.68       0.00       0.00
                        B5            526,000.00    3.815715%         1,836.08      1,672.56        3,508.63       0.00       0.00
                        B6            976,943.23    3.815715%         3,410.16      3,106.45        6,516.61       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        144,648,983.23     -            6,503,602.74    459,889.22    6,963,491.96     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        51,525,712.46              0.00
                                1AI        51,525,712.46              0.00
                                2A1        69,126,108.34              0.00
                                2AI        69,126,108.34              0.00
Residual                        2AR                 0.00              0.00
                                3A1         9,184,721.26              0.00
                                3AI         9,184,721.26              0.00
--------------------------------------------------------------------------------
Subordinate                     BIO         4,940,693.38              0.00
                                B1          2,994,510.61              0.00
                                B2          1,946,182.77              0.00
                                B3          1,422,018.85              0.00
                                B4            448,429.21              0.00
                                B5            524,163.92              0.00
                                B6            973,533.07              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        138,145,380.49     -
--------------------------------------------------------------------------------

                             Payment Date: 03/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    53,357,166.39     2.920000% 32051GDV4    32.718557      2.319490    920.496507
                           1AI    53,357,166.39     0.800067% 32051GDW2     0.000000      0.635530    920.496507
                           2A1    71,787,281.49     3.020000% 32051GDX0    36.437955      2.473740    946.505119
                           2AI    71,787,281.49     0.841536% 32051GDY8     0.000000      0.689318    946.505119
Residual                   2AR             0.00     0.000000% 32051GDZ5     0.000000      0.000000      0.000000
                           3A1    11,166,592.12     3.320000% 32051GEA9   153.991520      2.400485    713.653556
                           3AI    11,166,592.12     0.651709% 32051GEB7     0.000000      0.471210    713.653556
------------------------------------------------------------------------------------------------------------------------
Subordinate                BIO     4,958,000.00     0.438456% 32051GE5C     0.000000      0.365380    996.509355
                           B1      3,005,000.00     3.200000% 32051GED3     3.490645      2.666667    996.509355
                           B2      1,953,000.00     3.650000% 32051GEE1     3.490645      3.041667    996.509355
                           B3      1,427,000.00     3.815715% 32051GEF8     3.490645      3.179763    996.509355
                           B4        450,000.00     3.815715% 32051GEG6     3.490645      3.179763    996.509355
                           B5        526,000.00     3.815715% 32051GEH4     3.490645      3.179763    996.509355
                           B6        976,943.23     3.815715% 32051GEJ0     3.490642      3.179763    996.509355
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     144,648,983.23       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        54,815,351.72    73,388,925.55     9,941,103.22
Loan count                    148              227               30
Avg loan rate           4.095067%        4.236541%        4.346709%
Prepay amount        1,831,453.93     2,174,362.24     1,981,870.86

                          Total
                          -----
Prin balance       138,145,380.49
Loan count                    405
Avg loan rate                4.19
Prepay amount        5,987,687.03

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        15,950.15        23,394.36         2,293.55
Sub servicer fees            0.00             0.29             0.00
Trustee fees               283.23           380.40            59.61


Agg advances                  N/A              N/A              N/A
Adv this period          1,226.48         4,461.04             0.00

                          Total
                          -----
Master serv fees        41,638.06
Sub servicer fees            0.29
Trustee fees               723.24


Agg advances                  N/A
Adv this period          5,687.52

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,185,312.84     1,546,500.51       272,527.65
Special Hazard       6,000,000.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                3,004,341.00
Special Hazard       6,000,000.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.254705%           100.000000%            136,311,040.00
   -----------------------------------------------------------------------------
   Junior            5.745295%             0.000000%              8,308,838.43
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 1,616,063.51
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 7                 1,616,063.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,963,491.96          6,963,491.96
Principal remittance amount            6,503,602.74          6,503,602.74
Interest remittance amount               459,889.22            459,889.22